UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934, as amended


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                                Con-way Inc.
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                (Name of Registrant as Specified In Its Charter)


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As disclosed in the Company's Report on Form 8-K filed on September 25, 2008 and as disclosed on page 31 of the Company's 2009 Notice of Annual Meeting and Proxy Statement, in 2008 the Compensation Committee approved certain changes to the Company's executive severance program, for implementation not later than December 31, 2009, the expiration date of the current executive severance agreements under the program. These approved changes include the addition of certain restrictive covenants (including covenants regarding non-solicitation of customers and employees) and provided for a modified gross-up for 280G excise taxes. Under the modified tax gross-up, if a reduction of ten percent (10%) or less in an executive's severance compensation would avoid imposition of the 280G excise tax, then that executive's severance compensation would be reduced to the minimum extent necessary in order to avoid imposition of the 280G excise tax. Alternatively, if a reduction of ten percent (10%) or less in an executive's severance compensation would not avoid imposition of the 280G excise tax, then that executive would remain entitled to receive a gross-up for 280G excise taxes. None of these changes have yet been implemented.

On May 6, 2009, the Compensation Committee decided that the modified tax gross-up described above will not be made available to executives. Instead, when the revised executive severance program is implemented (as noted above, not later than December 31, 2009), executives will no longer be entitled to receive any gross-up for 280G excise taxes applicable to severance payments and benefits that they receive in connection with a change in control transaction.